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                        FORM OF SECTION 906 CERTIFICATION

                                                              EX-99.906CERT MAIL

Michael S. Daubs, President, and Mary E. Hoffmann, Treasurer, of Ultra Series Fund (the "Registrant"), to the best of their knowledge, each certify that:

1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2005 (the "Form N-CSR") fully complies with the requirements of
      Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

PRESIDENT                             TREASURER

/s/ Michael S. Daubs                  /s/ Mary E. Hoffmann
----------------------------          ----------------------------
Michael S. Daubs                      Mary E. Hoffmann

Date:  8/22/05                        Date:  8/22/05